Year End 2015 Earnings Conference Call February 10, 2016 EXHIBIT 99.2

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant construction projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric Form 2015 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Gerry Anderson – Chairman and CEO • Peter Oleksiak – Senior Vice President and CFO • Jerry Norcia – President & COO, DTE Electric and Gas Storage & Pipelines • Anastasia Minor – Executive Director, Investor Relations 3 Participants

• 2015 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 4

Our system of priorities is fundamental to how we create value for our shareholders 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet 5

Benefiting from our distinctive continuous improvement capability • Reduced average customer outage minutes by 65% • Maintained top-quartile reliability for 4th consecutive year at fossil generation plants • Surpassed 2.9 million advanced meter installations; 80% complete • Nearing top-decile performance in gas leak repair program • Utility O&M costs down year over year and below 2008 levels Continuous Improvement Customer Satisfaction Continued focus on employee engagement • Earned third consecutive Gallup Great Workplace award • Ranked in the top 15% in Gallup’s* employee engagement survey • Achieved top-decile safety results; lowest OSHA rate in company history • Ranked top 3% by National Safety Council among 670 participants nationwide Remained focused on customer satisfaction • DTE Electric ranked in the top-quartile in the latest J.D. Power Customer Satisfaction studies for both residential and business customers** • DTE Gas ranked #1 in J.D. Power Customer Satisfaction study for business customers** • DTE Gas residential customer satisfaction ranked 2nd among Midwest Large Utility peers** 6 We achieved top performance across our priorities in 2015 ** Source: J.D. Power 2015 Gas/Electric Utility Residential Customer Satisfaction Study(sm) (Midwest large providers); 2015 Gas Utility Business Customer Satisfaction Study(sm)(Midwest large providers); 2016 Electric Utility Business Customer Satisfaction Study(sm) (Midwest large providers) Employee Engagement * Gallup Company Level Database

Financial Growth / Value DTE Energy 2015 Operating EPS*** of $4.82 compared to original EPS guidance midpoint of $4.60 • Earned allowed ROE at electric and gas utilities • Delivered 14% non-utility year over year growth • Increased annualized dividend 5.8% to $2.92 per share Invested $2.4 billion, more than double depreciation levels • $2.1 billion utility investment focused on infrastructure, reliability and renewables • Met 10% RPS* in 2015; positioned to exceed mandate each year through 2029 • Expanded Bluestone assets; submitted Millennium expansion FERC pre-filing • Significant progress on NEXUS Pipeline, including FERC filing • 9th REF** location in service; 26MW cogeneration operational Political / Regulatory Constructive political and regulatory environment • Constructive outcome on electric rate case • Filed first gas rate case in four years • Entering final stages in Michigan energy policy • Michigan supplier spend of nearly $950 million in 63 counties * Renewable Portfolio Standard ** Reduced Emissions Fuel *** Reconciliation to GAAP reported earnings included in the appendix 7 We achieved top performance across our priorities in 2015 (continued)

• 2015 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 8

9 • Key elements focus on: Retail open access capacity and reliability requirements  Integrated resource planning Renewable energy and energy efficiency • Moved package of bills out of House Energy Committee last year • Focus of activity is now in Senate Energy legislation continues to be a priority for the state

Federal and state policy will lead to transformation of our generation mix by replacing coal with natural gas and renewables DTE Electric Capacity (GW) 2015 2030 Scenario* Gas Coal Nuclear / other 55% 25% 30-45% 15% 15% 20% * Ultimate timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies 10 10% Renewables 15-30%

• 2015 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 11

$2.35 $2.48 $2.62 $2.76 $2.92 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 We remain confident about delivering our 5%-6% operating EPS* growth target 12 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) Operating EPS Dividend Actuals Forecast $4.73 2015 Operating EPS Total DTE Energy $4.82 Growth segments $4.73 Initial guidance $4.60 2016 Operating EPS Guidance Midpoint $4.93 Dividend per share 5.6% CAGR 2011 – 2015 (Annualized) $4.82 $3.75 $4.93 5.8% increase Operating EPS* 6.5% CAGR 2011 – 2015 $4.60 Growth Initial guidance

~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 13 ~$10 2011 – 2015 Actual P&I GSP Gas Electric Distribution and generation infrastructure improvements drive capital investments through 2020 (billions)

Over the next 10 years we plan to invest ~$6.5 billion in distribution infrastructure 32% 2016-2025 ~$18 Maintenance and other projects New generation Distribution infrastructure DTE Electric Total Investment Base Case Base Infrastructure redesign Infrastructure resilience Technology ~$6.5 14 (billions)

We have identified areas of greatest need for electric distribution system improvements 32% Infrastructure Resilience • Replace aging infrastructure • Focus on worst performing areas Technology Enhancements • Increase control capabilities • Provide greater visibility Infrastructure Redesign • Address overloaded substations • Reduce restoration time 15

(dollars) Average Annual Residential Bill* DTE Electric We are managing customer affordability even with requested rate increases 16 $1,223 $1,225 2012 2013 2014 2015 2016E 2017E Average Annual Residential Bill** DTE Gas $910 $830 2012 2013 2014 2015 2016E 2017E * Assumes average usage per year times the average residential rate per year; assumes self-implementation of $344 million beginning August 2016 9% Flat ** Assumes normal weather; assumes self-implementation of $183 million beginning November 2016

DTE Electric industrial rates have declined 22% since 2013 and are below the national average 17 * August 2015 2015 Industrial Electric Rate* by State (¢ / kWh) 1st quartile DTE 2015* WA RI 2nd quartile 3rd quartile 4th quartile US and Great Lakes average 6.9¢

18 NEXUS Pipeline DTE Gas DTE Storage Marcellus Shale Utica Shale Bluestone Pipeline Bluestone Gathering System Michigan Gathering Gas Storage & Pipelines is well positioned around premium shale plays in North America Headquarters Regional offices

The Marcellus and Utica Shale development will drive on-going investment in our NEXUS and Millennium pipelines

DTE Energy

NEXUS GAS TRANSMISSION

NEXUS GAS TRANSMISSION SM

- Utica and Marcellus shales have become the most economical geology in the country
- NEXUS pipeline provides natural gas to utilities and markets in Ohio, Michigan, Illinois and Ontario
  - FERC filing 4Q15; in-service expected 4Q17
  - 1.5 Bcf/d planned capacity; ~2/3 contracted; in advanced discussions on additional volumes
  - Interconnect agreements in Ohio could provide additional load of 1.4 Bcf/d

MILLENNIUM PIPELINE

MILLENNIUM® PIPELINE COMPANY, L.L.C.

- Millennium expansion: ~200 MMcf/day
  - FERC pre-filing 1Q16; in-service expected 2H18
- Valley Lateral: ~130 MMcf/day on new 8 mile lateral
  - FERC filing 4Q15; in-service expected 2Q17
- Working with interested parties on additional expansion opportunities

19

Gas Storage & Pipelines is focused on continued success in pipeline and gathering • Accelerated Marcellus development in 2015 delivered 30% year over year earnings growth • Earnings growth driven by both pipeline and gathering platforms • Assessing investment opportunities given current sector dynamics Near-Term • Current sector dynamics not expected to impact targets • Growth driven by: – Further Millennium and Bluestone development – NEXUS project operational and potential expansions – Bolt on acquisitions to complement existing assets Long-Term Operating earnings* 2015 Actual $107 million 2016 Guidance $105-115 million Operating earnings* 2020 Target $170 million Capital investment 2016-2020 $2.0-2.6 billion * Reconciliation to GAAP reported earnings included in the appendix 20

Power & Industrial Projects serves its customers from 66 sites in 17 states 21 Industrial Energy Services Renewable Energy Reduced Emissions Fuel

Power & Industrial Projects is focused on replacing REF earnings over the 5 year outlook • 2016 earnings in line with 2015 actuals • Higher REF earnings offset by lower steel related earnings Near-Term • Grow cogeneration portfolio • Pursue strategic asset acquisitions • Maximize REF opportunities through 2021 Long-Term Operating earnings* 2015 Actual $95 million 2016 Guidance $90-100 million * Reconciliation to GAAP reported earnings included in the appendix 22 Operating earnings* 2020 Target $105 million Capital investment 2016-2020 $0.6-0.9 billion

• 2015 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 23

DTE Energy 2015 Operating Earnings* Variance 24 2014 2015 Change DTE Electric 528$ 562$ 34$ DTE Gas 140 132 (8) Gas Storage & Pipelines 82 107 25 Power & Industrial Projects 90 95 5 Corporate & Other (44) (48) (4) Growth segments** 796$ 848$ 52$ Growth segments operating EPS 4.48$ 4.73$ 0.25$ Energy Trading 20$ 15$ (5)$ DTE Energy 816$ 863$ 47$ Operating EPS 4.60$ 4.82$ 0.22$ Avg. Shares Outstanding 177 179 Operating Earnings* * Reconciliation to GAAP reported earnings included in the appendix Drivers DTE Electric • Return to normal weather and rate implementation DTE Gas • Warmer weather in 2015 partially offset by 2014 reinvest and benefit expense Non-Utility • Gas Storage & Pipelines pipeline and gathering earnings • Power & Industrial Projects primarily renewables and REF offset by lower steel earnings Corporate & Other • Interest expense Energy Trading • Lower realized performance on gas structured products (millions, except EPS) ** Total DTE Energy excluding Energy Trading

* Reconciliation to GAAP reported earnings included in the appendix Drivers • Warmer weather in 2015 Variance to normal weather - 2014: ($14) - 2015: $1 • July 1st rate implementation supporting infrastructure improvements • Rate base growth (depreciation, property tax and interest) • Lower customer outages/storm in 2015 partially offset by 2014 lean initiatives Operating Earnings* Variance (millions) 25 $528 $15 $70 ($54) $17 ($6) ($8) $562 2 0 1 4 O p e rati n g E a rn in g s W e a th e r Ra te Impl e m e n t a ti o n R a te B a s e S to rm / L e a n S a le s O th e r 2 0 1 5 O p e rati n g E a rn in g s DTE Electric Variance Analysis

We are confident we will achieve our 2016 operating EPS* guidance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Guidance 2015 Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 $0 $864 - $910 180 $562 132 107 95 (48) $848 $4.73 $15 $863 179 $4.82 26 (millions, except EPS) Drivers Infrastructure improvements Infrastructure improvements Pipeline and gathering platforms Lower steel earnings offset by REF

Previous Plan Current Plan Planned Equity Issuances 2016-2018 Extension of bonus depreciation is key driver of lower planned equity issuances • Bonus depreciation provides a total estimated cash benefit of $300 to $400 million over 5 year period • Lower planned equity compared to previous forecast 27 $800 $200 - $300 (millions)

25% 21% 2014 2015 2016-2018E 51% 52% 2014 2015 2016-2018E Leverage* A strong balance sheet remains a key priority to support growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Completed 2015 equity issuances of ~$200 million − Targeting $100 million equity issuances in 2016 • Completed 2015 long-term debt issuances of ~$1 billion • $1.5 billion of available liquidity as of December 31, 2015 • Consistently maintain strong balance sheet metrics • Fitch Ratings 1Q16 upgrade − DTE Energy unsecured to BBB+ − DTE Electric senior secured to A+ 28 ** Funds from Operations (FFO) is calculated using operating earnings

• 2015 Accomplishments • Energy Policy Update • Long-Term Growth Update • Financial Update • Summary 29

Summary • Exceeded our operating EPS* growth target with historical growth of 6.5% • Targeting 5% to 6% operating EPS* growth ‒ 2015 growth segments provided a 5.6% year over year increase ‒ Grow dividends in line with earnings • Meaningful investment opportunities drive continued development in the non- utility businesses • Utility distribution infrastructure improvements and generation modernization provide affordable, clean and reliable service to our customers • Constructive state policy, coupled with a focus on operational excellence and strong customer satisfaction, provide a foundational basis for utility investment * Reconciliation to GAAP reported earnings included in the appendix 30

Detroit is in the midst of a revitalization 31 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030

Appendix

John Quackenbush Commissioner Appointed: 9/15/11 Term Ends: 3/31/16 Sally Talberg Chair Appointed: 7/3/13 Term Ends: 7/2/19 Norm Saari Commissioner Appointed: 8/2/15 Term Ends: 7/2/21 Source: State of Michigan website - www.michigan.gov/ • In January 2016, Governor Snyder appointed Sally Talberg as chair of the MPSC, replacing John Quackenbush • Mr. Quackenbush will continue as a commissioner until March 31, 2016 to facilitate a smooth transition prior to his return to the private sector • MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate; Mr. Quackenbush’s replacement will be announced at a later date TBD 33 Sally Talberg appointed chair of the Michigan Public Service Commission (MPSC)

Approved by MPSC on December 11, 2015 Filed December 18, 2015 Filed February 1, 2016 DTE Electric Rate Case 2014 DTE Gas Rate Case 2015 DTE Electric Rate Case 2016 34 DTE rate case highlights • Rate recovery: $243 million • Test year: July 1, 2015 to June 30, 2016 • Return on Equity: 10.3% • Cost of Capital: 5.70% • Capital Structure: 50% debt, 50% equity • Rate Base: $13.4 billion • Requested rate recovery: $183 million • Test year: November 1, 2016 to October 31, 2017 • Self implementation: on or after November 1, 2016 • Return on Equity: 10.75% • Cost of Capital: 6.04% • Capital Structure: 52% debt, 48% equity • Rate Base: $3.7 billion • Last rate case order December 2012 • Requested rate recovery: $344 million • Test year: August 1, 2016 to July 31, 2017 • Self implementation: on or after August 1, 2016 • Return on Equity: 10.5% • Cost of Capital: 5.71% • Capital Structure: 50% debt, 50% equity • Rate Base: $14.5 billion

NEXUS project is on track; FERC filing completed in November 35 Right of way, field work, design, planning • 50% ownership with Spectra Energy • 1.5 Bcf/d pipeline • ~250 miles of pipe • DTE expected investment of $1 billion 2014 2015 2016 2017 2018 Construction Commercial operation Contracted for pipe In-service 4Q17 EPCM* executed * Engineering, procurement, construction and project management contract FERC pre-filing FERC filing Completed Order compressors OEB preapproval

Bluestone volumes have been significantly better than original forecast 36 0 200 400 600 800 1,000 Bluestone Average Daily Volume (MMcf/day) Original Forecast Actuals

Power & Industrial Projects operates within three distinct business lines

DTE Energy

Industrial Energy Services

- On-site utility services for industrial and commercial customers
- Coke and pulverized coal for steel customers



DTW Airport, Michigan

Typical contract 5-20 years

Current duration* ~6+ years

Renewable Energy

- Wood-fired power plants
- Landfill gas to energy projects



Mt. Poso Waste Wood Project, California

Typical contract 10-25 years

Current duration* ~15 years

Reduced Emissions Fuel

- Projects reduce emissions from coal-fired plants
- Utility contracted



Gallia Fuels Project, Ohio

Current duration ~5 years

* Current duration does not include expected contract extensions

37

Cash Flow Summary 38 DTE Energy 2015 Cash Flow Actuals Drivers 2014 Actual 2015 Actual Cash From Operations* $1.8 $1.9 Capital Spending (2.1) (2.3) Free Cash Flow ($0.3) ($0.4) Asset Sales & Other - $0.1 Dividends (0.5) (0.5) Net Cash ($0.8) ($0.8) Debt Financing: Issuances $2.0 $1.1 Redemptions (1.2) (0.3) Change in Debt $0.8 $0.8 * Includes $0 and ~$0.2b of equity issued for employee benefit programs in 2014 and 2015, respectively (billions) • Cash from operations improved primarily due to stronger operating results across the growth segments, partially offset by lower surcharge collections at DTE Electric • Capital expenditures were higher due to increased spend at DTE Electric for new generation assets and infrastructure improvements

Capital Expenditures Summary 39 DTE Energy 2015 Capital Expenditure Actuals Drivers * Includes Main renewal / Meter Move-out / Pipeline Integrity 2014 Actual 2015 Actual DTE Electric Operational $1,187 $1,335 Environmental 169 136 Renewables / New Generation 205 316 $1,561 $1,787 DTE Gas Operational $143 $186 Main Replacement* 81 87 $224 $273 Non-Utility $309 $299 Total $2,094 $2,359 (millions) • DTE Electric capital is higher due to the purchase of new generation assets and infrastructure improvements • DTE Gas capital is higher due to infrastructure improvements

Cash Flow Summary 40 DTE Energy 2016 Cash Flow and Capital Guidance 2015 Actual 2016 Guidance Cash From Operations* $1.9 $1.8 Capital Spending (2.3) (2.7) Free Cash Flow ($0.4) ($0.9) Asset Sales & Other $0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.4) Debt Financing: Issuances $1.1 $1.9 Redemptions (0.3) (0.5) Change in Debt $0.8 $1.4 * Includes ~$0.2b and ~$0.1b of equity issued for employee benefit programs in 2015 actuals and 2016 guidance, respectively Capital Expenditures Summary (millions) 2015 Actual 2016 Guidance DTE Electric Distribution Infrastructure $579 $610 New Generation 316 150 Maintenance & Other 892 790 $1,787 $1,550 DTE Gas Base Infrastructure $184 $220 Nexus Related 2 110 Main Replacement** 87 100 $273 $430 Non-Utility $299 $520 – 720 Total $2,359 $2,500 - 2,700 ** Includes Main renewal / Meter Move-out / Pipeline Integrity (billions)

Weather and DTE Electric Weather Normal Sales 41 * Includes adjustments for temperature normalization and customer outages due to weather *** Includes 5,043 of Choice in 2014 and 4,870 in 2015 ** 2015 Industrial sales adjusted for steel resolution YTD 2014 YTD 2015 % change YTD 2014 YTD 2015 % change Actuals 648 836 29% Actuals 7,242 6,283 -13% Normal 803 803 Normal 6,297 6,376 1% Deviation from normal -19% 4% Deviation from normal 15% -1% 4Q 2014 4Q 2015 % change Actuals 2,326 1,719 -26% Normal 2,218 2,238 1% Deviation from normal 5% -23% 4Q YTD 4Q YTD $3 ($14) $4 $36 ($11) $1 ($20) ($3) (Includes Electric Choice) (GWh) YTD 2014 YTD 2015 % change Residential 15,115 15,055 0% Commercial 19,874 20,033 1% Industrial** 12,232 11,940 -2% Other 517 291 -44% TOTAL SALES*** 47,738 47,319 -1% 2015 2015 Weather Normal Electric Sales* - DTE Electric Service Area Variance from normal weather (millions, after-tax) Variance from normal weather (millions, after-tax) 2014 2014 DTE Electric service territory DTE Gas service territory Earnings impact of weather - DTE Electric Earnings impact of weather - DTE Gas Cooling degree days Heating degree days

(millions) DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income 2015 Economic Net Income Accounting Adjustments** 2015 Operating Earnings* $20 $57 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Operating Earnings* Realized Unrealized O&M / Other 2014 2015 $70 $34 28 2 (52) (47) (millions, after-tax) $20 $15 2014 Operating Earnings* 2014 Economic Net Income Accounting Adjustments** $37 $15 $39 $54 42 ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to- market, instead are recognized for accounting purposes on an accrual basis; and 2) Operating adjustments for unrealized marked-to- market changes of certain derivative contracts

2015 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

Net Income (millions)

2015	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 542	$ 132	$ 107	$ 16	$ (48)	$ 749	$ (22)	$ 727
2011/2012 PSCR* disallowance	12					12		12
Tree trimming disallowance	8					8		8
Contract termination				10		10		10
Plant closure				69		69		69
Natural gas pipeline refund							(10)	(10)
Certain mark-to-market transactions							47	47
Operating Earnings	$ 562	$ 132	$ 107	$ 95	$ (48)	$ 848	$ 15	$ 863

EPS

2015	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 3.02	$ 0.73	$ 0.60	$ 0.09	$ (0.27)	$ 4.17	$ (0.12)	$ 4.05
2011/2012 PSCR* disallowance	0.07					0.07		0.07
Tree trimming disallowance	0.05					0.05		0.05
Contract termination				0.05		0.05		0.05
Plant closure				0.39		0.39		0.39
Natural gas pipeline refund							(0.05)	(0.05)
Certain mark-to-market transactions							0.26	0.26
Operating Earnings	$ 3.14	$ 0.73	$ 0.60	$ 0.53	$ (0.27)	$ 4.73	$ 0.09	$ 4.82

* Power Supply Cost Recovery

43

2014 Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term "Growth Segments" refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward.

2014 — **Net Income (millions)**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 528	$ 140	$ 82	$ 90	$ (57)	$ 783	$ 122	$ 905
Investment impairment					5	5		5
NY state tax law change					8	8		8
Certain mark-to-market transactions							(102)	(102)
Operating Earnings	$ 528	$ 140	$ 82	$ 90	$ (44)	$ 796	$ 20	$ 816

2014 — **EPS**

	DTE Electric	DTE Gas	Gas Storage and Pipelines	Power and Industrial Projects	Corporate and Other	Growth Segments	Energy Trading	DTE Energy
Reported Earnings	$ 2.98	$ 0.79	$ 0.46	$ 0.51	$ (0.33)	$ 4.41	$ 0.69	$ 5.10
Investment impairment					0.03	0.03		0.03
NY state tax law change					0.04	0.04		0.04
Certain mark-to-market transactions							(0.57)	(0.57)
Operating Earnings	$ 2.98	$ 0.79	$ 0.46	$ 0.51	$ (0.26)	$ 4.48	$ 0.12	$ 4.60

44

2011 – 2015 Full Year Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)					EPS				
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
DTE Energy Report Earnings	**$ 711**	**$ 610**	**$ 661**	**$ 905**	**$ 727**	**$4.18**	**$3.55**	**$3.76**	**$5.10**	**$4.05**
DTE Electric										
Fermi 1 asset retirement obligation	9					0.05				
2011/2012 PSCR disallowance					12					0.07
Tree trimming disallowance					8					0.05
DTE Gas										
Gas Storage & Pipelines										
Power & Industrial Projects										
Coke oven gas settlement		7					0.04			
Chicago Fuels terminal sale		2					0.01			
Pet coke mill impairment		1					0.01			
Asset impairment			4					0.02		
Contract termination					10					0.05
Plant closure					69					0.39
Energy Trading										
Certain mark-to-market transactions			55	(102)	47			0.31	(0.57)	0.26
Natural gas pipeline refund					(10)					(0.05)
Corporate & Other										
Michigan corporate income tax adj.	(87)					(0.50)				
Investment impairment				5					0.03	
NY state tax law change				8					0.04	
Unconventional Gas										
Discontinued operations	3	56				0.02	0.33			
DTE Energy Operating Earnings	**$ 636**	**$ 676**	**$ 720**	**$ 816**	**$ 863**	**$3.75**	**$3.94**	**$4.09**	**$4.60**	**$4.82**

45

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 46